                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 2003
                                                        ------------------
                               Chase Funding, Inc.
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                 (Exact name of registrant specified in Charter)


               New York                               333-106428                            13-3840732
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            (State or other                          (Commission                          (IRS Employer
            jurisdiction of                          File Number)                      Identification No.)
            incorporation)



                             300 Tice Boulevard
                             Woodcliff Lake, NJ                                               07675
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                  (Address of principal executive offices)                                  (Zip Code)



           Registrant's telephone, including area code: (201) 782-9084

                                 Not Applicable
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         (Former name and former address, if changed since last report)

ITEM 5.  Other Events

         Acquisition or Disposition of Assets: General

         On September 25, 2003, Chase Funding, Inc. issued its Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-5, such series representing interests in a pool of fixed rate and adjustable rate sub-prime one- to four-family mortgage loans. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated July 11, 2003, as supplemented by the prospectus supplement dated September 22, 2003 (together, the "Prospectus").

         The Group I Certificates consist of the Class IA-1 Certificates, the Class IA-2 Certificates, the Class IA-3 Certificates, the Class IA-4 Certificates, the Class IA-5 Certificates, the Class IA-6 Certificates, the Class IM-1 Certificates, the Class IM-2 Certificates and the Class IB Certificates. The Group II Certificates consist of the Class IIA-1 Certificates, the Class IIA-2 Certificates, the Class IIM-1 Certificates, the Class IIM-2 Certificates and the Class IIB Certificates.

         The Trust Fund consists of the Mortgage Pool secured by liens on real property and certain other property described in the Prospectus. The Mortgage Pool is divided into two separate groups of Mortgage Loans: Group I and Group
II. The Group I Certificates represent an undivided ownership interest in the Group I Mortgage Loans which consist of certain Fixed Rate Mortgage Loans and the Group II Certificates represent an undivided ownership interest in the Group II Mortgage Loans which consist of certain Adjustable Rate Mortgage Loans.

         Attached as Exhibit 99 are tables which reflect certain statistical data regarding the final Mortgage Pool. The attached tables describe the Mortgage Loans and the related Mortgaged Properties as of the later of the Cut-off Date or the origination date of the Mortgage Loan, as applicable.

ITEM 7.  Financial Statements and Exhibits


                  (c)      Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.                           Description
--------------                        ------------
(4)                                   Pooling and Servicing Agreement among Chase
                                      Funding, Inc., Chase Manhattan Mortgage
                                      Corporation and Wachovia Bank, N.A., dated as of
                                      September 1, 2003, for Chase Funding Mortgage
                                      Loan Asset-Backed Certificates, Series 2003-5.

(99)                                  Statistical information regarding the Mortgage
                                      Loans and the related Mortgaged Properties in the final
                                      Mortgage Pool.



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         CHASE FUNDING, INC.

Date:    October 9, 2003
                                         By:      /s/ Christopher G. Schmidt
                                                  ---------------------------
                                         Name:    Christopher G. Schmidt
                                         Title:   Vice President

                                INDEX TO EXHIBITS



Exhibit No.                           Description
-----------                           ------------
(4)                                   Pooling and Servicing Agreement among Chase
                                      Funding, Inc., Chase Manhattan Mortgage
                                      Corporation and Wachovia Bank, N.A., dated as of
                                      September 1, 2003, for Chase Funding Mortgage
                                      Loan Asset-Backed Certificates, Series 2003-5.

(99)                                  Statistical information regarding the Mortgage
                                      Loans and the related Mortgaged Properties in the final
                                      Mortgage Pool.

